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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Meritor Automotive, Inc.,
a Delaware corporation (the "Company"), hereby constitute THOMAS A. MADDEN,
DAVID W. GREENFIELD, THOMAS J. JOYCE and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Registration Statement on Form S-3, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission for the purpose of registering $500,000,000 aggregate principal amount of the
Company's debt securities under the Securities Act of 1933, as amended, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.
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
         Signature                          Title                         Date
         ---------                          -----                         ----
/s/ Larry D. Yost                   Chairman of the Board and          April 8, 1998
---------------------------         Chief Executive Officer
Larry D. Yost                       (principal executive officer)
                                    and Director

/s/ Joseph B. Anderson, Jr.         Director                           April 8, 1998
---------------------------
Joseph B. Anderson, Jr.

/s/ Donald R. Beall                 Director                           April 8, 1998
---------------------------
Donald R. Beall

/s/ John J. Creedon                 Director                           April 8, 1998
---------------------------
John J. Creedon

/s/ Charles H. Harff                Director                           April 8, 1998
---------------------------
Charles H. Harff

/s/ Harold A. Poling                Director                           April 8, 1998
---------------------------
Harold A. Poling

/s/ Thomas A. Madden               Senior Vice President               April 8, 1998
---------------------------        and Chief Financial Officer
Thomas A. Madden                   (principal financial officer)


/s/ Lawrence J. Lockwood           Vice President and Controller       April 8, 1998
---------------------------        (principal accounting officer)
Lawrence J. Lockwood
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